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                                                                   EXHIBIT 10.85


                        AMENDMENT TO LIQUIDITY AGREEMENT

      THIS AMENDMENT TO LIQUIDITY AGREEMENT, dated as of June 20, 2001 (this "Amendment"), and is among BLUE KEEL FUNDING, LLC, a Delaware limited liability company ("Blue Keel"), each of the financial institutions party hereto as a liquidity provider (the "Liquidity Institutions"), and FLEET NATIONAL BANK, as agent for the Liquidity Institutions (in such capacity, the "Agent").

                                   BACKGROUND


      1. Blue Keel, the Liquidity Institutions and the Agent are parties to that certain Liquidity Agreement, dated as of July 31, 1998 (as heretofore amended, the "Liquidity Agreement").

      2. The parties hereto desire to amend the Liquidity Agreement as set forth herein.

      NOW, THEREFORE, the parties hereto hereby agree as follows:

      SECTION 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings thereto in the Liquidity Agreement.

      SECTION 2. Commitment Expiry Date. The Commitment Expiry Date with respect to each Liquidity Institution shall be September 24, 2001.

      SECTION 3. Miscellaneous. The Liquidity Agreement, as amended hereby, remains in full force and effect. Any reference to the Liquidity Agreement from and after the date hereof shall be deemed to refer to the Liquidity Agreement as amended hereby, unless otherwise expressly stated. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                             BLUE KEEL FUNDING, L.L.C.


                                             By: /s/ CHRIS T. BURT
                                                 -------------------------------
                                                 Name Printed: Chris T. Burt
                                                               -----------------
                                                 Title:        Vice President
                                                        ------------------------


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                                        FLEET NATIONAL BANK, as Agent


                                        By: /s/ LEE A. MERKLE-RAYMOND
                                            -------------------------------
                                             Name Printed: Lee A. Merkle-Raymond
                                                           ---------------------
                                            Title: Director
                                                   ------------------------

                                        LIQUIDITY INSTITUTIONS:

                                        FLEET NATIONAL BANK


                                        By: /s/ LEE A. MERKLE-RAYMOND
                                            -------------------------------
                                             Name Printed: Lee A. Merkle-Raymond
                                                           ---------------------
                                            Title: Director
                                                   ------------------------


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                    BNP PARIBAS



                    By: /s/ Tjalling Terpsta
                        ----------------------------------
                        Name Printed: Tjalling Terpsta
                                      --------------------
                        Title:        Director
                               ---------------------------


                    By: /s/ Janice S. H. Ho
                        ----------------------------------
                        Name Printed: Janice S. H. Ho
                                      --------------------
                        Title:        Director
                               ---------------------------





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                    THE BANK OF NOVA SCOTIA


                    By: /s/ ED KOFMAN
                        ----------------------------------
                        Name Printed: Ed Kofman
                                      --------------------
                        Title:        Director
                               ---------------------------




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                                   COMERICA BANK


                                   By: /s/ D. SCATTINI
                                       ---------------------------------
                                       Name Printed: Devin Scattini
                                                    --------------------
                                       Title: V.P.
                                              --------------------------















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                                   ING (U.S.) CAPITAL LLC


                                   By: /s/ LAUREL S. CHOATE
                                      --------------------------------
                                      Name Printed: Laurel S. Choate
                                                   -------------------
                                      Title: Vice President
                                            --------------------------







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